Prime Series
SNAP® Fund Class Shares

Summary Prospectus
October 31, 2011

The statutory Prospectus and Statement of Additional Information of the SNAP® Fund Class of Prime Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated October 31, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanspa.com/uploadedfile/VSNAP/Documents/SNAPProspectus.pdf. You can also get this information at no cost by calling 800-570-7627 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

To provide high current income consistent with stability, safety of principal, and liquidity, and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Fees and Expenses

These are the fees and expenses you may pay when you buy and hold shares of the SNAP Fund Class of the Fund. Other expenses incurred by the SNAP® Program, or by participants in the SNAP® Program, that are not expenses of the Fund are not reflected.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.06%
Distribution (12b-1) fees		0.00%
Other expenses:		0.03%
Transfer agent fees*	0.02%
Other operating expenses	0.01%
Total Annual Fund Operating Expenses		0.09%

*The Adviser may voluntarily waive a portion of transfer agent fees payable by the SNAP Fund Class of shares. It currently expects to waive a portion of its investment advisory, administration or transfer agency fees in order that such fees do not exceed an aggregate effective rate of 0.09% of the average daily net assets of the SNAP Fund Class up to $1 billion, 0.065% of the average daily net assets of the SNAP Fund Class from $1 billion to $3 billion and 0.05% of the average daily net assets of the SNAP Fund Class in excess of $3 billion on an annualized basis.

Expense Example

This example is intended to help you compare the cost of investing in the SNAP Fund Class of the Fund with the cost of investing in other mutual funds and share classes. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$9	$29	$51	$116

Principal Investment Strategies

The Fund invests exclusively in the following high quality, short-term money market instruments:

•	US Government and agency obligations, and repurchase agreements involving these obligations
•	Obligations of US companies

•	Obligations of financial institutions
•	Obligations of US municipalities
•	Other money market mutual funds that invest exclusively in these types of obligations

The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted life (final maturity, disregarding interest rate adjustments) of no more than 120 days.

Principal Investment Risks

Although the Fund invests exclusively in high-quality securities, an investment in the Fund – like an investment in any money market fund – is subject to certain risks, such as:

•
Interest Rate Risk When short-term interest rates fall, the Fund’s yield is likely to fall. When interest rates rise, the values of obligations held by Prime Series may decline. If the rise is sharp or unexpected, the Fund’s share price could fall.

•
Credit Risk The issuer of an obligation could fail to pay interest and principal in a timely manner. The credit quality of the Fund’s holdings could change rapidly in certain markets, and the default or decline in credit quality of even a single holding could cause the Fund’s share price to fall.

•	Management Risk Performance could be hurt by decisions made by the investment adviser, such as choice of investments and timing of buy/sell decisions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following information illustrates how the Fund has performed over time. For current yield information, call (800) 570-SNAP. Past performance may not indicate future results and yields may vary.

Year-by-Year Total Return
(shown for calendar years) (%)

SNAP Fund Class Shares

Highest Quarter Return: Q1 2001	1.45%
Lowest Quarter Return: Q3 2011	0.05%
YTD as of 9/30/11 (not annualized):	0.16%

Average Annual Total Returns (%)
(for the periods ended December 31, 2010)

SNAP Fund Class Shares

1 year	5 years	10 years	Since inception1
0.28%	2.87%	2.60%	3.69%
1SNAP Fund Class Shares inception: 7/24/1995

Management

Investment Adviser PFM Asset Management LLC

Purchase and Sale of Fund Shares

SNAP Fund Class shares of the Fund are offered on a continuous basis at the NAV per share next determined after an order is received by the Transfer Agent. There is no sales charge. SNAP Fund Class shares are available for purchase only by participants in the SNAP® Program. Participants in the SNAP® Program wishing to purchase shares of the Fund should consult the Information Statement of the SNAP® Program (the "Information Statement"), as it may be amended from time to time, or should contact the SNAP® Program directly (by calling (800) 570-SNAP), for information as to the procedures they should follow to purchase shares of the Fund through the SNAP® Program. The Information Statement may be downloaded from the SNAP® Program's website at www.vasnap.com.

All SNAP Fund Class shares owned beneficially by participants in the SNAP® Program are owned of record by the Treasury Board of the Commonwealth of Virginia, for the benefit of participants. Because the Treasury Board is the record owner of all shares of the Fund owned beneficially by SNAP® Program participants, a SNAP® Program participant should follow the procedures described in the Information Statement to ensure that all instructions as to any investment by it in the SNAP Fund Class – including instructions as to the purchase or redemption of shares of the Fund – are carried out on a timely basis by the SNAP® Program.

For more complete information on buying and selling shares, see “Investing in the Fund” in the Prospectus.

Tax Information

Dividends of net investment income and distributions of net realized capital gains are generally taxable to shareholders, but may not be taxable for tax-exempt shareholders.

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One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 570-SNAP
(800) 570-7627